(a)(100)

AMENDMENT NO. 84

TO AMENDED AND RESTATED DECLARATION OF TRUST

OF VOYA MUTUAL FUNDS

THIS AMENDMENT NO. 84 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF VOYA MUTUAL FUNDS is made as of May 22, 2024, by the undersigned, constituting a majority of the Trustees of Voya Mutual Funds (the “Trust”).

WHEREAS, the Amended and Restated Declaration of Trust (“Declaration of Trust”) adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

WHEREAS, pursuant to Section 6.01(d) of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to dissolve the following series of interests of the Trust:

Voya Global Diversified Payment Fund

Voya Global Perspectives Fund

NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust, effective as of October 25, 2024, as follows:

The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

“The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading “Series,” and establish and designate the classes of each such series shown in the chart below under the heading “Classes”:

Series	Classes
ING Asia-Pacific Real Estate Fund	ING Asia-Pacific Real Estate Fund – Class A
ING Asia-Pacific Real Estate Fund – Class B
ING Asia-Pacific Real Estate Fund – Class C
ING Asia-Pacific Real Estate Fund – Class I
Voya Emerging Markets Equity Dividend	Voya Emerging Markets Equity Dividend Fund –
Fund	Class A
Voya Emerging Markets Equity Dividend Fund –
Class B
Voya Emerging Markets Equity Dividend Fund –
Class C
Voya Emerging Markets Equity Dividend Fund –
Class I
Voya Emerging Markets Equity Dividend Fund –
Class O

Series	Classes
Voya Emerging Markets Equity Dividend Fund –
Class R
Voya Emerging Markets Equity Dividend Fund –
Class W
ING European Real Estate Fund	ING European Real Estate Fund – Class A
ING European Real Estate Fund – Class B
ING European Real Estate Fund – Class C
ING European Real Estate Fund – Class I
Voya Global Bond Fund	Voya Global Bond Fund – Class A
Voya Global Bond Fund – Class C
Voya Global Bond Fund – Class I
Voya Global Bond Fund – Class R
Voya Global Bond Fund – Class R6
Voya Global Bond Fund – Class T
Voya Global Bond Fund – Class W
Voya Global High Dividend Low	Voya Global High Dividend Low Volatility Fund – Class A
Volatility Fund
Voya Global High Dividend Low Volatility Fund – Class C
Voya Global High Dividend Low Volatility Fund – Class I
Voya Global High Dividend Low Volatility Fund – Class R
Voya Global High Dividend Low Volatility Fund – Class R6
Voya Global High Dividend Low Volatility Fund – Class T
Voya Global High Dividend Low Volatility Fund – Class W
ING Index Plus International Equity Fund	ING Index Plus International Equity Fund – Class A
ING Index Plus International Equity Fund – Class B
ING Index Plus International Equity Fund – Class C
ING Index Plus International Equity Fund – Class I
ING Index Plus International Equity Fund – Class O
ING Index Plus International Equity Fund – Class R
ING Index Plus International Equity Fund – Class W
ING International Capital Appreciation	ING International Capital Appreciation Fund – Class A
Fund
ING International Capital Appreciation Fund – Class B
ING International Capital Appreciation Fund – Class C
ING International Capital Appreciation Fund – Class I
ING International Capital Appreciation Fund – Class R
ING International Capital Appreciation Fund – Class W
ING International Equity Dividend Fund	ING International Equity Dividend Fund – Class A
ING International Equity Dividend Fund – Class B
- 2 -
Series	Classes
ING International Equity Dividend Fund – Class C
ING International Equity Dividend Fund – Class I
ING International Equity Dividend Fund – Class W
Voya Multi-Manager Emerging Markets	Voya Multi-Manager Emerging Markets Equity Fund –
Equity Fund	Class A
Voya Multi-Manager Emerging Markets Equity Fund –
Class C
Voya Multi-Manager Emerging Markets Equity Fund –
Class I
Voya Multi-Manager Emerging Markets Equity Fund –
Class R
Voya Multi-Manager Emerging Markets Equity Fund –
Class W
Voya Multi-Manager International Equity	Voya Multi-Manager International Equity Fund –
Fund	Class A
Voya Multi-Manager International Equity Fund –
Class C
Voya Multi-Manager International Equity Fund –
Class I
Voya Multi-Manager International Equity Fund –
Class R
Voya Multi-Manager International Equity Fund – Class W
Voya Multi-Manager International Factors	Voya Multi-Manager International Factors Fund –
Fund	Class I
Voya Multi-Manager International Factors Fund – Class W
Voya Multi-Manager International Small	Voya Multi-Manager International Small Cap Fund –
Cap Fund	Class A
Voya Multi-Manager International Small Cap Fund –
Class C
Voya Multi-Manager International Small Cap Fund – Class I
Voya Multi-Manager International Small Cap Fund –
Class R
Voya Multi-Manager International Small Cap Fund –
Class W

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Colleen D. Baldwin Colleen D. Baldwin, as Trustee

/s/ John V. Boyer

John V. Boyer, as Trustee

/s/ Martin J. Gavin

Martin J. Gavin, as Trustee

/s/ Joseph E. Obermeyer

Joseph E. Obermeyer, as Trustee

/s/ Sheryl K. Pressler

Sheryl K. Pressler, as Trustee

/s/ Christopher P. Sullivan

Christopher P. Sullivan, as Trustee